                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934





Filed by the registrant       /X/
Filed by a party other than the registrant     / /

Check the appropriate box:
/ /      Preliminary proxy statement                                      / /    Confidential, for use of
/X/      Definitive proxy statement                                              the Commission only
/ /      Definitive additional materials                                         (as permitted by Rule
/ /      Soliciting material pursuant to Rule 14a-11(c) or 14a-12                14a-6(e)(20) )

                             PERFECTDATA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             PERFECTDATA CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person (s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/      No fee required.
/ /      Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11:1

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

/ /      Fee paid previously with preliminary materials.

/ /      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statements number, or the form or schedule and the date of its filing.

                          (1)      Amount Previously Paid:
                          (2)      Form, Schedule or Registration Statement No.:
                          (3)      Filing Party:
                          (4)      Date Filed:

                             PERFECTDATA CORPORATION
                              110 WEST EASY STREET
                              SIMI VALLEY, CA 93065

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
PerfectData Corporation

The Annual Meeting of Shareholders of PerfectData Corporation (the "Company") will be held at Loews Santa Monica Beach Hotel, located at 1700 Ocean Avenue, Santa Monica, California 90401 on Thursday, October 19, 2000, at 11:00 a.m., Pacific Daylight Time (the "Annual Meeting"), for the following purposes:

         1. To elect five directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualify.

         2. To ratify the selection of KPMG LLP as independent accountants of the Company for the fiscal year ending March 31, 2001.

         3. To adopt and approve the Stock Option Plan of 2000 of PerfectData Corporation and to ratify the options heretofore granted thereunder.

         4. To transact such other business as may come before the Annual Meeting or any adjournment thereof.

Only shareholders of record at the close of business on Monday, August 21, 2000, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                                              By Order of the Board of Directors


                                              Irene J. Marino
                                              Secretary
September 11, 2000


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING OR, IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                             PERFECTDATA CORPORATION
                              110 WEST EASY STREET
                              SIMI VALLEY, CA 93065

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 19, 2000

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PerfectData Corporation (the "Company") of proxies to be voted at the Company's Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, October 19, 2000, or at any adjournment thereof. The purposes for which the Meeting is to be held are set forth in the preceding Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed on or about Wednesday, September 13, 2000, to holders of record of the Company's Common Stock, no par value per share (the "Common Stock"), as of the close of business on Monday, August 21, 2000 (the "Record Date"), which has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

                                VOTING SECURITIES

         On the Record Date, 6,094,530 shares of the Common Stock, which is the only class entitled to vote at the Meeting, were issued, outstanding and entitled to vote. Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of the Common Stock held by such shareholder as of the close business on the Record Date. A plurality of the votes cast at the Meeting shall be necessary to elect each of the five directors (I.E., Proposal One). The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting shall be necessary (1) to approve the selection of the independent auditors (I.E., Proposal Two) and (2) to adopt and approve the Stock Option Plan of 2000 of PerfectData Corporation (the "2000 Option Plan") relating to 2,000,000 shares of the Common Stock and to ratify options heretofore granted thereunder to purchase an aggregate of 350,000 shares of the Common Stock (I.E., Proposal Three).

         A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Abstensions and broker non-votes are treated for the purpose of determining a quorum at the Meeting and are not treated as a vote for or against a proposal.

          Proxies will be voted as indicated in this Proxy Statement and the enclosed proxy. Shares presented by properly executed proxies, if received in time, will be voted in accordance with any specifications made therein. A proxy may be revoked by delivering a written notice of revocation to the Company (Attention: Irene J. Marino, Secretary) at its principal executive office or in person at the Meeting, or by a subsequently dated proxy, at any time prior to the voting thereof. The principal executive office of the Company is located at the address in the heading to this Proxy Statement.

         Rules 451 and 452 of the New York Stock Exchange, Inc. (the "NYSE") permit a member firm to vote for the directors and/or for the proposal to ratify the selection of independent auditors if the member firm holds the shares of the Common Stock for a beneficial owner and receives no instructions to the contrary by the tenth day before the Meeting. However, under the Rules the beneficial owner must give specific instructions to the member firm for it to vote the shareholder's shares on Proposal Three to adopt and approve the 2000 Option Plan. Rules 576 and 577 of the American Stock Exchange LLC (the "AMEX") are substantially similar to the foregoing NYSE Rules so that the beneficial owner's specific instructions are also required for the AMEX member firms to vote on Proposal Three. Rule 2260
(c)(2) of the National Association of Securities Dealers, Inc. (the "NASD") permits a NASD member firm to deliver a proxy, with respect to shares of the Common Stock held by the NASD member firm for a beneficial owner, pursuant to the rules of any national securities exchange (such as the NYSE and the AMEX) to which the NASD member firm is also responsible provided that the records of the member firm clearly indicate which procedure it is following.

         The Company, accordingly, urges each beneficial owner to instruct the member firm which holds of record the shareholder's shares of the Common Stock to vote in favor of the three proposals submitted to the shareholders for a vote even though such instruction is only required for Proposal Three.

         A shareholder shall have no right to receive payment for his, her or its shares as a result of shareholders' approval of any proposal in the Notice of Annual Meeting.

         Each of the persons who has served as a director or as an executive officer of the Company since April 1, 1999 (I.E., the beginning of the last fiscal year of the Company) and each of the persons nominated by the Board of Directors of the Company for election as a director at the Meeting, all of which nominees are currently serving as directors, has no substantial interest, direct or indirect, by security holdings or otherwise, in any of the proposals submitted to a vote at the Meeting (as described in the sixth preceding paragraph), other than, if he or she is a nominee for election as a director, that he or she has an interest in being elected as a director (I.E., Proposal One) and, if he or she is still a director or executive officer of the Company, he or she is, or could be, an optionee under the 2000 Option Plan as discussed under the caption "Proposal Three: Adopt and Approve 2000 Option Plan and Ratify Options Heretofore Granted Thereunder" if the same is adopted by the shareholders at the Meeting.

PROPOSAL ONE: ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

         Five directors will be elected at the Meeting, each to serve for a one-year term until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualifies.

         Proxies received in response to this solicitation, unless specified otherwise, will be voted in favor of the five nominees named below, all of whom are currently serving as directors of the Company, although as indicated in the section "Change in Control" under this caption "Proposal One: Election of Directors," all but one were first elected on March 31, 2000. If a nominee should not be available for election as contemplated, the management proxy holders will vote for such lesser number of directors as are available to serve or will vote for a substitute designated by the current Board of Directors. In no event will proxies be voted for more than five nominees.

         The next following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. The information as to age has been furnished to the Company by the individual named. For information as to the shares of the Common Stock beneficially owned by each nominee, see the table under the caption "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.


                                    Year First
                                    Elected
Name of Nominee            Age      Director         Position and Offices With the Company
---------------            ---      --------         -------------------------------------
Harris A. Shapiro          65       2000             Director and Chairman of the Board

Bryan Maizlish             38       2000             Director

Timothy D. Morgan          46       2000             Director

Tracie Savage              37       1995             Director

Corey P. Schlossmann       45       2000             Director

         On September 7, 2000, Mr. Shapiro was designated by the Board of Directors as the Chief Executive Officer of the Company.

CHANGE IN CONTROL

         On March 31, 2000 (the "Closing Date"), Millennium Capital Corporation ("Millennium"), JDK & Associates Inc. ("JDK") and other buyers (Millennium, JDK and these other buyers are collectively referred to herein as the "Buyers") purchased from the Company, pursuant to a Stock Purchase Agreement dated as of January 20, 2000 (the "Stock Purchase Agreement") by and among the Company, Millennium, JDK and persons or entities who or which became Buyers pursuant to the Stock Purchase Agreement subsequent to its execution, an aggregate of 1,333,333 shares of the Common Stock, at $2.25 per share or an aggregate purchase price of $2,999,999.25.

         On the Closing Date, as a result of the foregoing closing, Millennium and JDK became financial advisors to the Company to seek acquisitions and financings on its behalf pursuant to a Consulting Agreement dated as of January 20, 2000 (the "Consulting Agreement") by and among Millennium, JDK and the Company. For their services, Millennium and JDK are to receive a cash fee equal to five percent of the Consideration (as defined) received or paid by the Company with respect to the acquisition or the financing offering.

         Recognizing that an added inducement was necessary to solicit persons or entities to become Buyers, Millennium and JDK negotiated with the Company, for inclusion in the Consulting Agreement, Common Stock purchase warrants expiring March 30, 2005 (the "Consulting Warrants") to purchase an aggregate of 1,800,000 shares of the Common Stock at $2.75 per share. In order to make the investment more attractive to potential Buyers, the Consulting Warrants were made immediately exercisable and provision was also made for "cash-less" exercises. The Company, in consideration thereof, obtained Millennium's and JDK's consent to the grant of Consulting Warrants to purchase an aggregate of 30,000 shares of the Common Stock to designated employees of the Corporation (including its two then executive officers). On the Closing Date, all holders of the Consulting Warrants (all of whom except for the employees were Buyers or their assignees) exercised the same, received an aggregate of 1,515,391 shares of the Common Stock net of an aggregate of 264,609 shares of the Common Stock surrendered in payment of the exercise price (such surrendered shares being valued at $18.50 per share, I.E., the closing market price on the Closing Date). Millennium and JDK had, on the Closing Date, advised the Company that they were reserving the aggregate of 20,000 shares of the Common Stock issuable upon the exercise of Consulting Warrants which were not exercised on the Closing Date for transfer to future members of the Company's Advisory Board. On May 22, 2000, the two new members of the Advisory Board were each allocated a Consulting Warrant to purchase 5,000 shares of the Common Stock at $4.125 per share.

         At a directors' meeting on the Closing Date, as contemplated by the Stock Purchase Agreement, Joseph Mazin, then the Chairman, the President and the Chief Executive Officer of the Company, and Ronald M. Chodorow resigned as directors of the Company, the number of directors was increased from three to five and Brian Maizlish, Timothy D. Morgan, Corey P. Schlossmann and Harris A. Shapiro were elected as directors to fill the vacancies. Tracie Savage continued as a director.

         The shareholders approved the Stock Purchase Agreement and the related transactions at a Special Meeting of Shareholders held on March 31, 2000.

         As the result of their purchases pursuant to the Stock Purchase Agreement, their cashless exercises of the Consulting Warrants and the subsequent purchases at $3.00 per share of 75,000 shares of the Common Stock from Flamemaster Corporation ("Flamemaster"), then the holder of 10% or more of the outstanding shares of the Common Stock, the Buyers and their assignees acquired an aggregate of 2,848,724 shares of the Common Stock, which amount is 46.7% of the shares outstanding on the Record Date. Of the Buyers, (1) Harris A. Shapiro, the Chairman of the Board, the Chief Executive Officer (only since September 7, 2000) and a director of the Company, as the sole officer, director and shareholder of Millennium, may be deemed the beneficial owner of 284,500 shares of the Common Stock or 4.7% of the outstanding shares on the Record Date; (2) Joseph D. Kowal, as the sole officer, director and shareholder of JDK, may be deemed the beneficial owner of 506,869 shares of the Common Stock or 8.3% of the outstanding shares on the Record Date; (3) Corey P. Schlossmann, a director of the Company, is the beneficial owner of 496,259 shares of the Common Stock or 8.1% of the outstanding shares on the Record Date; (4) Don Haidl is the beneficial owner of 467,003 shares of the Common Stock or 7.7% of the outstanding shares on the Record Date; and (5) William B. Wachtel as the Trustee of the Digital Trust may be deemed the beneficial owner of 427,873 shares of the Common Stock or 7.0% of the outstanding shares on the Record Date. See "Security Ownership of Certain Beneficial Owners and Management" elsewhere in the Proxy Statement. Based on the advice furnished to the Company, each of the Buyers and their assignees used his, her or its own personal funds to effect the foregoing purchases and no bank loans were involved. Messrs. Shapiro, Kowal, Schlossmann and Haidl and the Trustee of the Digital Trust have advised the Company that, to the extent the Buyers constituted a "group" formed to purchase the shares pursuant to the Stock Purchase Agreement, such "group" has been dissolved and each Buyer and the assignees thereof has acted subsequently, and will continue to act, independently of each other in making his, her or its decision to sell or buy shares of the Common Stock. Millennium and JDK will, however, continue to act together as consultants pursuant to the Consulting Agreement. The agreement with Flamemaster to purchase additional shares of the Common Stock has been terminated.

FAMILY RELATIONSHIPS OF NOMINEES AND EXECUTIVE OFFICERS

         There are no family relationships among the nominees for election as directors and the executive officers of the Company.

BUSINESS HISTORY OF NOMINEES

         Harris A. Shapiro was elected as a director of the Company and Chairman of the Board on March 31, 2000 (see the section "Change in Control" under this caption "Proposal One: Election of Directors"). On September 7, 2000, he was designated Chief Executive Officer of the Company. Mr. Shapiro has been the President of Millennium Capital Corporation, a consulting firm specializing in mergers and acquisitions, since 1994. He was Senior Vice President Corporate Finance of Gilford Securities Incorporated, a registered broker-dealer, from January 1, 1999 to March 29, 2000. Prior to Gilford Securities, he was a Managing Director of Whale Securities Co., L.P., a registered broker-dealer, from June 1993 until December 1998.

         Bryan Maizlish was elected as a director of the Company on March 31, 2000 (see the section "Change in Control" under this caption "Proposal One:
Election of Directors"). Since September 1998, he has served as the Executive Vice President of Strategic Planning and Business Development of Magnet Interactive Group, Inc. ("Magnet"), a private company furnishing engineering comprehensive interactive services. Since June 1999, he has also served as the acting Chief Financial Officer of Magnet. From September 1996 to September 1998, he was a consultant, serving such clients as Discovery Communications and the Democratic National Committee. From March 1996 to September 1996, he was Director of Strategic Planning of Turner Broadcasting. From September 1994 to March 1996, he was Director of Marketing and Distribution of Magnet. Prior thereto, he held various managerial positions with companies in the media communications industry, such as MCA, Inc., Gulf & Western Corporation and Eugene Roddenbury's Norway Corporation.

         Timothy D. Morgan was elected as a director of the Company on March 31, 2000 (see the section "Change in Control" under this caption "Proposal
One: Election of Directors"). He has, since October 1997, been a consultant on matters of business strategies, taxation, finance and asset protection techniques. From 1980 through October 1997, he was a partner and principal of Abacus Tax and Financial Services.

         Tracie Savage was elected in July 1995 as a director of the Company. She joined NBC-TV Los Angeles, a television subsidiary of National Broadcasting Company, Inc. in March 1994. Ms. Savage is the co-anchor of NBC 4's "Today in LA: Weekend" and also serves as a general assignment reporter for the "Channel 4 News". From 1991 to 1994, she was a general assignment reporter for the independent Los Angeles station, KCAL. Ms. Savage has been in broadcast journalism for more than ten years and has been the recipient of numerous awards and honors in her field.

         Corey P. Schlossmann was elected as a director of the Company on March 31, 2000 (see the section "Change in Control" under this caption "Proposal One: Election of Directors"). Mr. Schlossmann has been Chief Executive Officer since October 1999, and Chief Financial Officer since January 1999, of Nationwide Auction Systems. Since January 1996, he also serves as a partner and board member of Gordon, Fishburn & Schlossmann, a management consulting and accounting firm. Mr. Schlossmann was a partner of Hankin & Co., a consulting firm, from 1988 until 1995.

DIRECTORSHIPS ON OTHER PUBLIC COMPANIES

         Since October 1999, Corey P. Schlossmann has served as a director of Entrade, Inc., a New York Stock Exchange holding company whose online subsidiaries (including Nationwide Auction Systems of which he is an executive officer as indicated in the preceding section "Business History" under this caption "Proposal One: Election of Directors") provide auction and asset disposition services to the utility and manufacturing industries, among others.

         No other director of the Company currently serves on any board other than the Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the reporting requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

COMMITTEES AND BOARD MEETINGS

         The Board has two standing committees: Audit and Compensation. Prior to March 31, 2000, Ronald M. Chodorow and Tracie Savage served as the members of both Committees. The Company does not have a standing Nominating Committee.

         Since March 31, 2000, Timothy D. Morgan, Tracie Savage and Corey P. Schlossmann have served as members of the Audit Committee, with Mr. Schlossmann serving as the Chairman. The Audit Committee recommends annually to the shareholders the independent auditors to be retained by the Company, reviews the scope and procedures to be followed in the conduct of audits by the independent auditors and, when employed, the internal auditors of the Company and reviews various reports and recommendations with respect to internal controls and any significant changes in accounting.

         During the fiscal year ending March 31, 2001 ("fiscal 2001"), the Audit Committee has initiated reviews of quarterly reports with the independent auditors and will implement certain other requirements adopted for audit committees by the Securities and Exchange Commission (the "Commission") and the NASD on behalf of the companies whose securities are traded on The Nasdaq Stock Market, Inc. ("Nasdaq") as is the Company's Common Stock, which requirements were not required to be implemented previously.

         The Board of Directors hereby certifies that, on May 22, 2000, the directors adopted a Charter for the Audit Committee in accordance with the new Commission/NASD rules. A copy of the Audit Committee Charter is annexed hereto as Appendix A. All of the current members of the Audit Committee are "independent" as defined in the Audit Committee Charter and Rule 4200(a)(15) of the NASD's listing requirements for Nasdaq companies.

         Since March 31, 2000, Harris A. Shapiro and Corey P. Schlossmann have served as members of the Compensation Committee, with Mr. Shapiro serving as the Chairman. The Compensation Committee approves the remuneration of key officers of the Company and, if incorporated or acquired, its subsidiaries, reviews and recommends to the Board of Directors changes in the Company's stock benefit and executive, managerial or employee compensatory and benefit plans or programs and administers stock option, restricted stock or similar plans of the Company.

         Although the Company has no Nominating Committee, if a shareholder has a recommendation as to a nominee for election as a director, such shareholder should make his, her or its recommendation in writing addressed to Harris A. Shapiro, as the Chairman of the Board of the Company, at the Company's address shown in the heading to this Proxy Statement, giving the business history and other relevant biographical information as to the proposed nominee and the reasons for suggesting such person as a director of the Company. The Board will then promptly review the recommendation and advise the shareholder of its conclusion and, if a rejection, the reasons therefor.

         During the fiscal year ended March 31, 2000 ("fiscal 2000"), there were eight meetings of the Board. Ms. Savage, the sole incumbent director, participated in all meetings of the Board during such fiscal year. Neither the Audit Committee nor the Compensation Committee held any meetings during fiscal 2000. The Audit Committee intends to meet on the date of this Meeting with representatives of KPMG, the independent auditors for the Company, to review the auditors' comments derived as a result of their audit of the Company's financial statements for fiscal 2000.

         As previously reported, the Company, with its new directors (see the section "Change in Control" under this caption "Proposal One: Election of Directors"), is seeking acquisitions which may or may not be related to its current business. There can, or course, be no assurance that any such acquisition will be effected. To facilitate these efforts, the Board appointed, on March 31, 2000, a Merger and Acquisition Committee consisting of John C. Reece, a member of the Company's Advisory Board, as Chairman and two directors, Tracie Savage and Corey P. Schlossmann, as members.

                                   MANAGEMENT
DIRECTORS AND EXECUTIVE OFFICERS
         The following table contains certain information relating to the directors and executive officers of the Company as of the Record Date:

NAME                                AGE              POSITION
----                                ---              --------
Harris A. Shapiro                   65               Director and Chairman of the Board
                                                     (and, since September 7, 2000, Chief
                                                     Executive Officer)

Bryan Maizlish                      38               Director

Timothy D. Morgan                   46               Director

Tracie Savage                       37               Director

Corey P. Schlossmann                45               Director

Irene J. Marino                     56               Vice President Finance, Chief Financial
                                                     Officer and Corporate Secretary

         Each director is elected to serve until the next Annual Meeting of Shareholders or until his or her successor is elected and shall have qualified. All of the directors named in the foregoing table are the Board's nominees for re-election as directors at the Meeting. See the section "Nominees for Election as Directors" under the caption "Proposal One: Election of Directors." Each officer of the Company is elected by the Board of Directors to serve at the discretion of the Board.

BUSINESS HISTORY

         For information as to the business histories of Ms. Savage and Messrs. Shapiro, Maizlish, Morgan and Schlossmann, see the section "Business History of Nominees" under the caption "Proposal One: Election of Directors."

         Joseph Mazin was elected in June 1993 as a director of the Company. Mr. Mazin was elected as the Chairman, President and Chief Executive Officer of the Company in October 1993. He resigned as a director on March 31, 2000 (see the section "Change in Control" under the caption "Proposal One: Election of Directors") and as the President and Chief Executive Officer effective July 27, 2000. He has agreed to serve the Company as a consultant through March 31, 2001 and to be available to oversee day-to-day operations through September 30, 2000. Mr. Mazin is the Chairman of the Board, President and Chief Executive Officer of Flamemaster, a publicly traded specialty chemicals manufacturer. Mr. Mazin has held this position for more than five years. He previously served as Chairman of the Board of Altius Corporation, a former manufacturer of industrial steel products.

         Ms. Irene J. Marino originally joined the Company in March 1982 and rejoined the Company in September 1987 after a leave of approximately four months. Ms. Marino was promoted to Manager of Finance and Administration in March 1983 and to Controller and Assistant Secretary in March 1986. Upon rejoining the Company in September 1987, Ms. Marino assumed the positions of Controller, Chief Financial Officer and Secretary of the Company. She was appointed Vice President of Finance in August 1989, and has more than 30 years' experience in finance, accounting and administration.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Based solely on a review of Forms 3 and 4 furnished to the Company under Rule 16a-3(e) promulgated under the Exchange Act, with respect to fiscal 2000, the Company is not aware of any director or executive officer of the Company who failed to file on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Exchange Act during fiscal 1999 except that because of a change of the Company's counsel as of March 31, 2000 and a change in the majority of the directors of the Company, one Form 4 for Tracie Savage, a director of the Company (one transaction), and one Form 4 for Timothy Morgan, a director of the Company (two transactions), were untimely filed.

         As of March 31, 2000, I.E., the end of fiscal 2000, there were no beneficial owners of 10% or more of the Common Stock known to the Company other than Joseph Mazin who was, until July 27, 2000, the President and Chief Executive Officer of the Company and, until March 31, 2000, a director of the Company. Mr. Mazin has advised the Company that he timely filed all reports required by Section 16(a) of the Exchange Act during the fiscal 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         See "Proposal One: Election of Directors - Change in Control" for information with respect to the Consulting Agreement between the Company and Millennium and JDK. Harris A. Shapiro, the Chairman of the Board and a director of the Company, is the sole officer, director and shareholder of Millennium.

         On September 7, 2000, the Board designated Mr. Shapiro as the Chief Executive Officer of the Company and authorized that the Corporation enter into an employment agreement with him providing for (1) a one-year term commencing September 1, 2000 and (2) a base annual salary of $150,000, from which will be deducted any fees paid to Millennium pursuant to the Consulting Agreement.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company during each of the last three fiscal years by the person then serving as the Company's Chief Executive Officer. No other executive officer of the Company earned in excess of $100,000:

                           SUMMARY COMPENSATION TABLE

                                    Annual Compensation                          Long-Term Compensation
                                    -------------------                          ----------------------
Name and                                                                          Securities Underlying
Principal Position                  Year    Salary($) (1)                               Options
------------------                  ----    -------------                               -------
Joseph Mazin                        2000    $45,048                                     2,766 (2)
President and Chief                 1999     60,023                                        -
Executive Officer                   1998     61,317                                        -

-------------------

1. There are no employment agreements or contracts between the Company and Joseph Mazin. As indicated under "Management-Business History," he resigned as the President and Chief Executive Officer of the Company effective July 27, 2000.

2. See the section "Consulting Warrants" under this caption "Executive Compensation."

APRIL 1999 WARRANTS AND OPTIONS

         In April 1999, the Board of Directors of the Company authorized that 100,000 shares of the Common Stock be reserved for the granting of warrants and options. A warrant or an option has been, or will be, sold to the respective grantee for a price of five cents per share and has, or will have, an exercise price of $1.56 per share. The term of the warrants and options is, or will be, three years from the respective date of issuance. As of March 31, 2000, an aggregate of 24,000 shares of the Common Stock had been issued upon the exercises of options and options to purchase a total of 8,000 shares were outstanding. During fiscal 2000, an option for 1,500 shares was issued to an executive officer of the Company. No options were exercised or terminated between March 31, 2000 and the Record Date.

1985 EMPLOYEE STOCK OPTION PLAN

         In January 1985, the Board of Directors of the Company adopted the Company's 1985 Employee Stock Option Plan (the "1985 Plan"). In November 1985, the shareholders of the Company approved the 1985 Plan. The Board of Directors voted to extend the term of the 1985 Plan by 12 months, thereby making the new expiration date December 31, 1996. The 1985 Plan provided for the grant of both non-qualified stock options and incentive stock options to officers and other key employees of the Company and for the grant of non-qualified stock options to non-employee directors of the Company. The 1985 Plan covered an aggregate of 500,000 shares of the Common Stock. At March 31, 2000, options covering a total of 76,500 shares of the Common Stock were outstanding at an average exercise price of $ .9922 per share. Options covering a total of 290,250 shares of the Common Stock have been cancelled through March 31, 2000. An aggregate of 312,750 shares of the Common Stock has been issued through March 31, 2000 upon the exercise of options granted under the 1985 Plan. Between March 31, 2000 and the Record Date, no options have been exercised or terminated and, since December 31, 1996, no new options may be granted. The 1985 Plan is administered by the Board of Directors of the Company. The exercise price of options granted could not be less than 100% of the fair market price of the Common Stock on the date of grant. The rate at which options granted under the 1985 Plan become exercisable was determined by the Board of Directors at the time of the grant of the option, provided that the option could not become exercisable in full and faster than annually over a two-year period and no slower than annually over a five-year period. Options which have been granted under the 1985 Plan are exercisable annually with respect to 25% of the total number of shares covered by the option. Options may not be exercised after the expiration of ten years from the date of grant, are non-transferable, other than by will or inheritance, and may be exercised only while an optionee is employed by the Company, except that an option may provide that it will be wholly or partially exercisable (a) within three months after an optionee's termination of employment for any reason other than cause, (b) within one year after an optionee's termination of employment, if such employment is terminated by reason of the optionee's death or permanent disability or if the optionee dies or becomes permanently disabled within three months after the termination of the optionee's employment, and (c) within thirty days after the termination of an optionee's employment for cause. The termination of a non-employee director's employment is deemed to occur on the termination of his or her status as a director of the Company.

CONSULTING WARRANTS

         See the section "Change in Control" under the caption "Proposal One:
Election of Directors" for information as to the grant and exercise of the Consulting Warrants. The shares issued pursuant to the exercised Consulting Warrants included 2,766 shares to Mr. Mazin, 2,766 shares to another executive officer and an aggregate of 229,861 shares to four directors of the Company.

STOCK OPTION PLAN OF 2000

         On May 22, 2000, the Board of Directors of the Company adopted the 2000 Option Plan. A copy of the 2000 Option Plan is annexed as Appendix B to this Proxy Statement and is incorporated herein by this reference. In addition, for a description of the terms of the 2000 Option Plan, see "Proposal Three: Adopt and Approve 2000 Option Plan and Ratify Options Heretofore Granted Thereunder" elsewhere in this Proxy Statement.

OPTION GRANTS, EXERCISES AND HOLDINGS

         No stock options or stock appreciation rights (SARs) were granted during fiscal 2000 to the Company's then Chief Executive Officer who is the sole executive officer named in the Summary Compensation Table.

         The following table provides certain summary information concerning the exercise of options during fiscal 2000 and unexercisable options held as of the end of fiscal 2000 by the then Chief Executive Officer who is the sole executive officer named in the Summary Compensation Table:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                          SHARES                                         NUMBER OF              VALUE OF
                          ACQUIRED                                       UNEXERCISED            UNEXERCISED IN-
                          ON                     VALUE                   OPTIONS HELD AT        THE MONEY OPTIONS
                          EXERCISE               REALIZED                FISCAL YEAR END        AT FY-END (3)
NAME                        (#)                    ($)                     (#)
Joseph Mazin              27,766                 $160,127 (1)            65,000 (2)             $1,141,562

--------------

(1) Such value is based upon the market value of the Common Stock on the date exercised less the exercise price paid at the time of exercise.

(2)      As of March 31, 2000, all 65,000 options were exercisable.

(3) Such value is based upon the market value of the Common Stock as of March 31, 2000, less the exercise price payable per share under such options.

OTHER COMPENSATION

         The Company currently has no pension plan in effect and has in effect no restricted stock plan, no stock appreciation rights nor any other long-term incentive plan under which grants or allocations may be made in the fiscal 2000 or thereafter.

DIRECTOR COMPENSATION

         Commencing March 31, 2000, directors will receive cash compensation for services provided as a director. Each director will be paid $250.00 for telephonic attendance and $500.00 for attendance in person at a meeting.

         Directors may be granted stock options as compensation for their services. During fiscal 2000, each of the five directors was granted a stock option under the 2000 Option Plan for 25,000 shares of the Common Stock. See the section "Outstanding Options" under the caption "Proposal Three: Adopt and Approve 2000 Option Plan and Ratify Options Heretofore Granted Thereunder" for information as to these options and options subsequently granted to directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 2000, the members of the Compensation Committee were directors Ronald M. Chodorow and Tracie Savage, each of whom was not, during such fiscal year, an officer or employee of the Company and each of whom was not formerly an officer of the Company. In addition, neither had any relationship with the Company requiring disclosure by the Company pursuant to Items 402(j) and 404 of Regulation S-K of the Commission.

         On March 31, 2000, as a result of the changes in the Board of Directors (see the section "Change in Control" under the caption "Proposal One: Election of Directors"), the Compensation Committee was reconstituted to consist of the following two directors: Harris A. Shapiro (Chairman) and Corey P. Schlossmann. Neither of the two members had any affiliation or relationship with the Company prior to March 31, 2000 of the type required to be disclosed pursuant to Items 402(j) and 404 of Regulation S-K of the Commission. See, however, "Management-Certain Relationships and Related Transactions" and "Proposal One:
Election of Directors-Change in Control" for information as the Consulting Agreement which first became effective on March 31, 2000 insofar as it relates to Mr. Shapiro and his authorized employment agreement.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Because of the above-described change in the composition of the Compensation Committee at the end of the fiscal 2000 and the subsequent resignation of Joseph Mazin as the Chief Executive Officer of the Company as of July 27, 2000, the Company does not believe that a discussion of the prior Compensation Committee's compensation policies applicable to the Company's executive officers would be informative to the Company's shareholders or any prospective investor reading this Proxy Statement.

PERFORMANCE GRAPH

         Had the Company made the election based on its revenues for fiscal 1999 (which were substantially less than $25,000,000, being only $1,689,000) and its public float as of March 31, 1999 (which was substantially less than $25,000,000, being only $5,131,894), the Company could have filed during fiscal 2000 as a small business issuer. On such basis, it would not have been required to provide the performance graph required by Item 402(l) of Regulation S-K of the Commission. On such basis and in view of its current losses, the Company requested in its Annual Report on Form 10-K for fiscal 2000 that it not be obligated to incur the expenses of having a performance graph prepared and filed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Record Date, certain information with respect to (1) any person known to the Company who beneficially owned more than 5% of the Common Stock, (2) each director of the Company, each of whom is a nominee for election at the Meeting, (3) the former Chief Executive Officer of the Company (such position was vacant as of the Record Date) and (4) all directors and executive officers as a group. Each beneficial owner who is a natural person has advised the Company that he or she has sole voting and investment power as to the shares of the Common Stock, except that, until a stock option is exercised, there is no voting right.


NAME AND ADDRESS                         NUMBER OF SHARES                       PERCENTAGE OF
OF BENEFICIAL OWNER                      OF COMMON STOCK                        COMMON STOCK
-------------------                      BENEFICIALLY OWNED                     BENEFICIALLY OWNED(1)
                                         ------------------                     ---------------------
Joseph Mazin (2)                            829,563 (3)                                 13.5
110 West Easy Street
Simi Valley, CA 93065

Flamemaster Corporation                     538,497 (4)                                 8.8
11120 Sherman Way
Sun Valley, CA 91252

Don Haidl                                   467,003                                     7.7
No.1 Twin Lakes Circle
Corona del Mar, CA 92625

JDK & Associates, Inc. (5)                  466,869                                     7.7
19800 MacArthur Blvd., Suite 880
Irvine, CA 92612

William B. Wachtel,                         427,873                                     7.0
Trustee of Digital Trust (6)
c/o Wachtel & Masyr, LLP
110 East 59th Street
New York, NY 10022

Harris A. Shapiro (7)                       284,500 (8)                                 4.7
110 East 59th Street
New York, NY 10022

Bryan Maizlish (9)                          4,256 (10)                                  Nil
9705 Conestoga Way
Potomac, MD 20854

Timothy D. Morgan (9)                       5,456 (10)                                  Nil
11734 Gladstone Circle
Fountain Valley, CA 92708

Tracie Savage (9)                           14,356 (11)                                 Nil
3000 W. Alameda Avenue
Burbank, CA 91523

Corey P. Schlossmann (9)                    496,259 (10)                                8.1
19654-A Roscoe Blvd.
Northridge, CA 91324


                                       14

NAME AND ADDRESS                         NUMBER OF SHARES                       PERCENTAGE OF
OF BENEFICIAL OWNER                      OF COMMON STOCK                        COMMON STOCK
-------------------                      BENEFICIALLY OWNED                     BENEFICIALLY OWNED(1)
                                         ------------------                     ---------------------

All directors and officers as a group       809,643 (12)                                13.3
(6 in number)

-----------
(1) The percentages computed in the table are based upon 6,094,530 shares of the Common Stock which were outstanding on the Record Date. Effect is given, pursuant to Rule 13-d(1)(i) under the Exchange Act to shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of the Record Date.

(2) Mr. Mazin resigned as the President and Chief Executive Officer of the Company effective July 27, 2000. See "Management Business History." He had resigned as a director (and, as a result, Chairman of the Board) on March 31, 2000. See "Proposal One: Election of Directors-Change in Control."

(3) The shares of the Common Stock reported in the table include (a) 538,497 shares owned by Flamemaster for which Mr. Mazin has voting power as the President, Chairman and Chief Executive Officer of Flamemaster; (b) 36,000 shares owned by the Flamemaster Employees' Profit Sharing Plan for which Mr. Mazin is the fiduciary; (c) 30,500 shares owned by Altius Investment Corporation ("Altius") for which Mr. Mazin has shared voting power as Chairman of the Board of Altius; (d) 9,000 shares owned by dandybiz.com, Inc. for which Mr. Mazin has shared voting power as its President; and (e) 65,000 shares issuable upon exercise of an option expiring November 24, 2003.

(4) As indicated in Note (3) to this table, Mr. Mazin is also deemed to be the beneficial owner of these shares.

(5) Joseph D. Kowal is the sole officer, director and shareholder of JDK and, accordingly, may be deemed the beneficial owner of the shares reported in the table.

(6) The following disclosure in this Note 6 is based on information from a Schedule D: William B. Wachtel as the Trustee of the Digital Trust has, under the trust agreement, sole voting and investment power with respect to the shares reported in the table which Digital Trust acquired as a Buyer pursuant to the Stock Purchase Agreement and upon the "cashless" exercise of a Consulting Warrant (see "Proposal One:
         Election of Directors-Change in Control"). Harris Shapiro, currently the Chairman of the Board and a director of the Company, was the settler of the Digital Trust and made an irrevocable grant to it of the assets which the Digital Trust used to effect the purchase of the shares. The beneficiaries of the Digital Trust are Mr. Shapiro's children and grandchildren who survive him, although the Trustee, in his absolute discretion, may pay or apply yearly income or the principal of the Trust to any beneficiary. Because he made an irrevocable grant and has no voting or investment power with respect to the shares, Mr. Shapiro is not the beneficial owner of the shares reported in the table as being owned of record by the Digital Trust and beneficially by the Trustee.

(7) Mr. Shapiro is the Chairman of the Board and a director of the Company and, since September 7, 2000, the Chief Executive Officer of the Company.

(8) The shares of the Common Stock reported in the table reflect 284,500 shares owned by Millennium for which Mr. Shapiro has voting power as its President and sole shareholder and do not reflect (a) 25,000 shares issuable to him upon the exercise of an option expiring March 30, 2010 or (b) 25,000 shares issuable to him upon the exercise of an option expiring September 6, 2000, neither of which was exercisable at the Record Date or within 60 days thereafter. See Note 6 to the table.

(9)      A director of the Company.

(10) The shares of the Common Stock reported in the table do not include (a) 25,000 shares issuable upon the exercise of a stock option expiring March 30, 2010 or (b) 25,000 shares issuable upon the exercise of an option expiring September 6, 2010, neither of which was exercisable at the Record Date or within 60 days thereafter.

(11) The shares of the Common Stock reported in the table include 10,000 shares issuable upon the exercise of an option expiring July 20, 2005 and do not include 25,000 shares issuable upon the exercise of a stock option expiring March 30, 2010 which was not exercisable at the Record Date or within 60 days thereafter.

(12) The shares of the Common Stock reported in the table include (a) those shares indicated in the text to Notes 8, 10 and 11 and (b) 1,500 shares issuable to an executive officer upon the exercise of a stock option expiring February 3, 2003.

                PROPOSAL TWO: APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit Committee has re-appointed KPMG as the Company's independent public accountants for fiscal 2001. KPMG LLP became the independent auditors for the Company in connection with the recently completed audit for fiscal 2000. See the third succeeding paragraph.

         The Board is seeking shareholders' approval of the Audit Committee's selection of KPMG LLP. The California Corporations Code does not require the approval of the selection of independent auditors by the Company's shareholders; however, in view of the importance of the financial statements to shareholders, the Board of Directors deems it desirable that the Company's shareholders pass upon the selection of auditors. In the event that shareholders disapprove of the selection, the Audit Committee will consider the selection of other auditors.

         A representative of KPMG LLP will be present at the Meeting. The Company has been informed that the representative does not intend to make any statement to the shareholders at the Meeting, but will be available to respond to appropriate questions from shareholders.

         Subsequent to March 31, 2000, the Company effected a change in independent auditors as follows:

         1. On June 19, 2000, the Board of Directors of the Company, which included all members of its Audit Committee voting in the affirmative, authorized that the firm of KPMG LLP be retained to audit the financial statements of the Company for fiscal 2000, replacing the firm of Beckman Kirkland & Whitney; however, the firm of Beckman Kirkland & Whitney was retained to continue to prepare and file tax returns for the Company as such firm has been doing. The Board authorized this change because it intends, as previously reported, to seek acquisitions for the Company and believed that retention of a national auditing firm would be in the best interests of the Company.

         2. In connection with the audits of the Company for the two prior fiscal years, there was no adverse opinion or a disclaimer of opinion nor was the prior auditors' report qualified or modified as to uncertainty, audit scope, or accounting principles.

         3. During such two prior fiscal years and the subsequent interim period preceding such change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in its report.

         4.       There were no "reportable events," as defined in paragraph
(a)(1)(v) of Item 304 of Regulation S-K of the Commission, during the two most recent fiscal years as to which the former auditors performed an audit or during the subsequent period preceding the change.

         5. Prior to the engagement of the firm of KPMG LLP, neither the Company nor any one acting on its behalf consulted such accounting firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any disagreements with the prior accountants, as to which there were none as indicated above.

         6. A copy of the Company's Report on Form 8-K, as proposed to be filed, describing the accounting firm change was submitted to the newly engaged accountants before its filing with the Commission and such firm was provided with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views or the respects in which it does not agree with the statements made by the Company above. The firm of KPMG LLP indicated to the Company that no such letter was necessary.

         7. The Company furnished a copy of the Report on Form 8-K to the former accountants and requested that such firm furnish the Company with a letter addressed to the Commission stating whether such firm agreed with the statements made by the Company in the Report on Form 8-K and, if not, stating the respects in which it did not agree. The response of the firm of Beckman Kirkland & Whitney, indicating that the firm agreed with the statements made in the Report on Form 8-K, was filed in an Amendment to the Company's Report on Form 8-K.

                  PROPOSAL THREE: ADOPT AND APPROVE 2000 OPTION PLAN AND RATIFY OPTIONS HERETOFORE GRANTED THEREUNDER

GENERAL

         The third item of business set forth in the Notice of Annual Meeting is to consider and vote upon a proposal to adopt and approve the 2000 Option Plan, a copy of which is annexed hereto as Appendix B and which is incorporated herein by this reference, and to ratify the grant of stock options heretofore granted thereunder to purchase an aggregate of 350,000 shares of the Common Stock. See the section "Outstanding Options" under this caption "Proposal Three: Adopt and Approve 2000 Option Plan and Ratify Options Heretofore Granted Thereunder" for information as to the stock options outstanding as of the Record Date. The 2000 Option Plan provides for the grant of stock options to employees (including officers), directors and consultants.

         On May 22, 2000, the Board of Directors of the Company adopted the 2000 Option Plan, subject to shareholders' approval, permitting the grant of stock options to purchase an aggregate of 1,000,000 shares of the Common Stock. On September 7, 2000, the Board amended the 2000 Option Plan to authorize an additional 1,000,000 shares for grant, again subject to shareholders' approval. The 2000 Option Plan provides for the grant of two types of stock options: (1) stock options which qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) nonstatutory or nonqualified stock options. Employees may receive incentive stock options or nonqualified stock options, while non-employee directors, non-employee officers and consultants may only receive nonqualified stock options.

REASONS FOR PROPOSAL TO SHAREHOLDERS

         The California Corporations Code does not require shareholders' approval of the 2000 Option Plan, but the Code requires such approval for incentive stock options. In addition, pursuant to the corporate governance requirements of the NASD applicable to Nasdaq companies, shareholders' approval is also required.

         The 2000 Stock Option Plan is intended to provide a method whereby employees of the Company who will be largely responsible for the management of the business and who will be expected to make substantial contributions to the future of the Company may be offered incentives in addition to those of current compensation and may be stimulated by personal involvement in the fortunes of the Company to continue in its service. Such method of compensation is common practice in industry. The executive and managerial personnel who will be the recipients of the stock options customarily expect to receive stock options as part of their compensation package. If a meaningful option plan were not available, the Board believes that the Company's cash expenditures for salaries and other employee benefits would be significantly higher. The Board believes that, in those instances where a consultant performs services for the Corporation, a stock option has the same potential benefits of inducement to the consultant and lowering the costs to the Company. Similarly, the Board believes that stock options are an appropriate medium to compensate non-employee directors.

         As indicated in the section "1985 Employee Stock Option Plan" under the caption "Executive Compensation," no additional options may be granted under the 1985 Plan. As indicated in the section "April 1999 Warrants and Options" under the same caption, only 68,000 shares of the Common Stock may be sold pursuant to the April 1999 authorization of warrants and options (assuming the options to purchase a total of 8,000 shares outstanding on the Record Date are exercised). The directors do not believe that such amount is sufficient to induce new employees to join the Company or to remain in its employ and thereby facilitate the future growth of the Company.

         Because all directors and executive officers of the Company will be eligible to receive, and, as indicated in the section "Outstanding Options" under this caption "Proposal Three: Adopt and Approve 2000 Option Plan and Ratify Options Heretofore Granted Thereunder," directors have already received, stock options under the 2000 Option Plan, each of the current directors and the sole current executive officer has an interest in Proposal Three being approved.

TERMS OF PLAN

         The 2000 Option Plan, consistent with the provisions of the Code, provides that the exercise price of an incentive stock option shall not be less than the fair market value of the Common Stock on the date of grant, except that, if the employee owns stock possessing more than 10% of the total combined voting power of all classes of stock, the exercise price of the option must be at least 110% of the fair market value of the Common Stock on the date of grant and the incentive stock option cannot be exercised after five years from the date of grant. As of the Record Date, no employee owned stock possessing more than 10% of the total voting power of all classes of stock of the Company (the Common Stock being the only class outstanding). No stock option to be granted under the 2000 Option Plan may have a term in excess of ten years. The exercise price of a nonstatutory or nonqualified option may be less than the fair market value on the date of grant.

         The number of shares subject to an outstanding stock option and the exercise price thereof will be subject to adjustment in the event of a stock dividend, stock split, reorganization, recapitalization, combination of shares, change in corporate structure or similar events. No fractional shares will be issued upon exercise of a stock option and the Company will have no obligation to pay for such fractional share.

         Stock options to be granted under the 2000 Option Plan will generally be non-transferable and not immediately exercisable. It is expected that no option to be granted will be exercisable during the first year after the date of grant and that it will thereafter become exercisable in installments. Some options to be granted to employees may have performance goals as the condition precedent to becoming exercisable.

         If the optionee's employment will terminate for any reason other than his or her death or disability, he or she may, for a period of up to three months, exercise the stock option to the extent exercisable upon the date of termination. If the optionee's employment will terminate because of his or her total and permanent disability (as defined in the Code), the optionee will have 12 months to exercise the stock option to the extent exercisable upon the date of termination. In the event of other disability causing termination, the optionee may have six months (three months in the event the optionee wants continuous treatment of the stock option as an incentive stock option) to exercise the stock option to the extent exercisable upon the date of termination. If the optionee dies, his estate may exercise the stock option to the extent exercisable upon the date of death of the optionee, whether it occurred during the initial term or during the three, six or 12-month periods described in the three preceding sentences. In no event may a stock option be exercised beyond its original expiration date. Similar provisions will be applicable to optionees who are not employees.

ELIGIBLE OPTIONEES

         As of the Record Date, there were four employees and five directors who were eligible to receive stock options under the 2000 Option Plan and, as the Company grows, the number of employees will increase.

         The Board is currently unable to determine how many shares of the Common Stock the Compensation Committee may make subject to stock options to be granted under the 2000 Option Plan to (1) the Chief Executive Officer of the Company (the position first being filled on September 7, 2000), the former Chief Executive Officer being the sole executive officer whose compensation is reported in the Summary Compensation Table under the caption "Executive Compensation," (2) all current executive officers as a group, (3) all current directors who are not executive officers as a group, and (4) all employees (including all current officers who are not executive officers) as a group.

         During fiscal 2000, no options could be granted under the 1985 Option Plan and the only other options granted were those to purchase an aggregate of 32,000 shares, including an option to purchase 1,500 shares which was granted to an executive officer, options to purchase an aggregate of 6,500 shares granted to six employees, and no option was granted to Joseph Mazin, the former President and Chief Executive Officer, who was the only officer whose compensation was reported in the Summary Compensation Table under the caption "Executive Compensation" elsewhere in this Proxy Statement. As indicated in the section "April 1999 Warrant and Options" under the same caption, these options are exercisable at $1.56 per share and were purchased for $.05 per share. Accordingly, the Board does not believe that the grants in fiscal 2000 are indicative of what might be granted under the 2000 Option Plan in any given year.

         For a consultant to be eligible to receive a grant of a stock option under the 2000 Option Plan, the optionee must be a natural person and the services rendered for the Company must be of a BONA FIDE nature and not in connection with the offer or sale of securities of the Company in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Board cannot currently determine how many shares of the Common Stock may be made subject to grants of stock options to consultants. As indicated in the section "Outstanding Options" under this caption "Proposal Three: Adopt and Approve 2000 Stock Option Plan and Ratify Options Heretofore Granted Thereunder," a stock option to purchase 25,000 shares of the Common Stock has been granted to each of the three current members of the Advisory Board and it is expected that a similar stock option will be granted to any future member.

OUTSTANDING OPTIONS

         On March 31, 2000, the Board of Directors granted, subject to adoption of a stock option plan (which became the 2000 Option Plan), an option expiring March 30, 2010 to purchase 25,000 shares of the Common Stock at $18.50 per share to each of the five directors and the Chairman of the Company's Advisory Board, or an aggregate of 150,000 shares of the Common Stock. On May 22, 2000, the Board granted an option expiring May 21, 2010 pursuant to the 2000 Option Plan to purchase 25,000 shares at $4.125 per share to each of two additional members of the Company's Advisory Board, or an aggregate of 50,000 shares. On September 7, 2000, the Board granted an option expiring September 6, 2010 pursuant to the 2000 Option Plan to purchase 25,000 shares at $4.625 per share to each of the five directors and the Chairman of the Company's Advisory Board, or an aggregate of 150,000 shares. Each of the foregoing options is not exercisable for a year from its respective date of grant, on which anniversary date the option becomes exercisable as to 8,333 shares, and then the option becomes exercisable, on a cumulative basis, as to 8,333 and 8,334 shares on the second and third anniversary dates, respectively, of the respective date of grant.

         In addition to seeking adoption and approval of the 2000 Option Plan, the Board of Directors is soliciting in Proposal Three ratification of the foregoing options to purchase an aggregate of 350,000 shares. If Proposal Three is not adopted, the options will automatically become void.

MARKET PRICE

         The closing sales price of the Common Stock on September 7, 2000 as reported by Nasdaq was $4.625 per share.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS

         The discussion of Federal tax consequences which follows is based upon an analysis by Messrs. Wachtel & Masyr, LLP, counsel to the Company, of the current provisions of the Code and the regulations promulgated thereunder.

         1.       Non-incentive or nonqualified stock options

                  No income will be recognized by an optionee upon the grant of an option which is not an incentive stock option and which is not transferable nor exercisable immediately in full by the optionee. As indicated in the section "Terms of Plan" under this caption "Proposal Three:
Adopt and Approve 2000 Option Plan and Ratify Options Heretofore Granted Thereunder," the stock options to be granted under the 2000 Option Plan will generally meet this requirement of the Code.

                  Upon exercise of such a non-incentive stock option, the optionee will recognize income equal to the excess of the fair market value of the shares being acquired at the time the option is exercised over the exercise price of such option. If the optionee is an employee, this excess will also constitute wages subject to the withholding of income tax. An optionee's basis for the shares acquired upon the exercise of a non-incentive stock option will be equal to the fair market value of such shares on the date of exercise.

                  The gain or loss upon the subsequent disposition of the shares acquired upon the exercise of a non-incentive stock option will be the difference between the basis for such shares and the amount realized upon the sale thereof, and will be capital gain or loss. Under the Code, the maximum capital gains rate is currently 20% for shares held more than 12 months. If the shares are qualified small business stock as defined in the Code and are held for more than five years, 50% of the gain realized on the disposition of such stock may be excluded for income tax purposes; however, in such event, the gain not excluded is taxed at the rate of 28%.

                  At the time an optionee exercises a non-incentive stock option, the Company will be entitled to a deduction in an amount equal to the amount required to be reported by such optionee as ordinary income.

                  In the event a non-incentive stock option is exercised by a director or officer who is subject to the so-called "short swing" profits provisions of Section 16(b) of the Exchange Act, such shares will be treated as being subject to a substantial risk of forfeiture and not transferable within the meaning of Section 83(a) of the Code for the six-month period during which Section 16(b) applies. Thus, the optionee will include in income and the Company may deduct at the time the restriction lapses, rather than at the time the option was exercised, the difference between the fair market value of the shares at the time of lapse and the exercise price of the shares, and the optionee's holding period will begin at that time. However, the optionee may elect, under the provisions of Section 83(b) of the Code, within 30 days after the transfer of the shares to the optionee, to treat the shares acquired upon such exercise as not being subject to a substantial risk of forfeiture, in which event the tax effects are as set forth in the preceding paragraphs. In addition, because the grant, not the exercise, of a stock option under the 2000 Option Plan is generally the "purchase" for the purpose of determining liability under Section 16(b) of the Exchange Act for "short swing profits" and because the stock options to be granted under the 2000 Option Plan will generally not be exercisable for at least a one-year period subsequent to the date of grant, a director or officer will generally not be taking his or her shares upon exercise of a stock option subject to a substantial risk of forfeiture because of Section 16(b) of the Exchange Act and, accordingly, the tax consequences described in this paragraph will not generally be applicable to his or her exercise.

         2.       Incentive Stock Options

                  If an optionee exercises an incentive stock option and does not dispose of the shares until more than one year after the issuance of the shares to him or her and two years after the grant of such option, then,

                  (a) no income will be realized by the optionee upon either the grant of the incentive stock option or upon his or her purchase of the shares at the time of the exercise of such option;

                  (b) the difference between the option price and the fair market value of the shares at the time of exercise of such option will be an adjustment for the purpose of computing the alternative minimum tax for the year in which the option is exercised; and

                  (c) when the shares are sold by the optionee, any amount realized in excess of the option price will be treated as capital gain and any loss will be treated as a capital loss and, if the shares are qualified small business stock as defined in the Code, 42% of the amount excluded from income for regular tax purposes will constitute an item of tax preference for the purpose of computing the alternative minimum tax.

                  On the other hand, if the shares acquired upon exercise of an incentive stock option are disposed of within one year of issuance or less than two years after the grant of such option (a disqualifying disposition), the lesser of the difference between the option price and the fair market value of the shares at the time of exercise of such option and the excess (if any) of the amount realized on such disposition over the adjusted basis of such shares (generally cost) will be reported by the optionee as ordinary income in the year of disposition. Any additional gain will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss.

                  To the extent that an optionee exercises an incentive stock option and does not make a disqualifying disposition, the Company will not be entitled to a deduction for Federal income tax purposes at any time in respect of shares so acquired and disposed of. However, if a disqualifying disposition is made, the Company will be entitled to a deduction equal to the amount required to be reported by the optionee as ordinary income and the Company will be required to make whatever arrangements are necessary to insure that the amount of tax required to be withheld is available for payment in money.

                  To the extent that the aggregate fair market value of the Common Stock with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as options which are not incentive stock options. Under this provision of the Code, the options are taken into account in the order in which they were granted and the fair market value is determined as of the time the option with respect to such shares was granted.

                  In the event an officer or director who is subject to the so-called "short swing" profits provisions of Section 16(b) of the Exchange Act on the date of exercise makes a disqualifying disposition of shares acquired pursuant to an incentive stock option, the amount of ordinary income recognized by such officer or director will be based on the fair market value of the shares on the date the restrictions lapse (or, if less, on the date of disposition) and not on the date of exercise (or the date of disposition, as the case may be). The employee's holding period will be determined by reference to the date on which the Section 16(b) restrictions lapse. An optionee may utilize an election, similar to that available with respect to non-incentive stock options, pursuant to Section 83(b) of the Code to have the value on the date of exercise apply. In addition, because the grant, not the exercise, of a stock option under the 2000 Option Plan will generally be the "purchase" for the purpose of determining liability under Section 16(b) of the Exchange Act for "short swing profits" and because the stock options to be granted under the

2000 Option Plan will generally not be exercisable for at least a one-year period subsequent to the date of grant, a director or officer will generally not be taking his or her shares upon exercise of a stock option subject to a substantial risk of forfeiture pursuant to Section 16(b) of the Exchange Act, and accordingly, the tax consequences described in this paragraph will not generally be applicable to his or her exercise.

RECOMMENDATION

         FOR THE REASONS DESCRIBED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL THREE TO ADOPT AND APPROVE THE 2000 OPTION PLAN AND RATIFY OPTIONS HERETOFORE GRANTED THEREUNDER.

                              FINANCIAL STATEMENTS

         The following audited financial statements and management's discussion and analysis, all of which appear in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000, a copy of which is incorporated into the 2000 Annual Report to Shareholders which accompanies this Proxy Statement, are incorporated herein by this reference.

                                                                                            Page
                                                                                            in the
                                                                                            Form
                                                                                            10-K
ITEM                                                                                        ----
----
1.       Report of KPMG LLP.............................................................    F-1

2.       Report of Beckman Kirkland & Whitney...........................................    F-2

3.       Balance Sheets at March 31, 2000 and 1999 (as restated)........................    F-3

4.       Statements of Operations for the Years Ended March 31, 2000, 1999
         and 1998 (as restated).........................................................    F-4

5.       Statements of Shareholders' Equity and Comprehensive Income (Loss)
         for the Years Ended March 31, 2000, 1999 and 1998 (as restated)................    F-5

6.       Statements of Cash Flows for the Years Ended March 31, 2000, 1999
         and 1998 (as restated).........................................................    F-6

7.       Notes to Financial Statements..................................................    F-7

8.       Management's Discussion and Analysis of Financial Condition
         and Results of Operations......................................................    10

         The following unaudited financial statements and management's discussion and analysis, all of which appears in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 as filed and in Appendix C to this Proxy Statement, are incorporated herein by this reference.

                                                                                                 Page
                                                                                                 in Appendix C
ITEM                                                                                             -------------
----
1.       Balance Sheets at June 30 and March 31, 2000..........................................  C-2

2.       Statements of Operations and Comprehensive Income (Loss) for the
         three months ended June 30, 2000 and 1999 (as restated)...............................  C-3

3.       Statements of Shareholders' Equity for the period from March 31, 2000 through June 30, 2000.................................................................  C-4

4.       Statements of Cash Flows for the three-month periods ended June 30,
         2000 and 1999 (as restated)...........................................................  C-5

5.       Notes to Financial Statements.........................................................  C-6

6.       Management's Discussion and Analysis of Financial Condition and
         Results of Operations ................................................................  C-8

                     OTHER MATTERS COMING BEFORE THE MEETING

          As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the Meeting other than the three proposals set forth in the attached Notice of Annual Meeting. If any other matters properly come before the Meeting, it is intended that the holders of the management proxies will vote thereon in their discretion.

                                  MISCELLANEOUS

         The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by the officers or directors of the Company.

         Shareholders' proposals for inclusion in the Company's proxy statement for the Annual Meeting of Shareholders in 2001 must be received no later than March 14, 2001. If a shareholder intends to submit a proposal for consideration at the Annual Meeting in 2001 by means other than the inclusion of the proposal in the Company's proxy statement for such Meeting, the shareholder must notify the Company on or before July 3, 2001 of such intention or risk management exercising discretionary voting authority with respect to the management proxies to defeat such proposal when and if presented at the Meeting.

         A copy of the Annual Report to Shareholders is being mailed to all shareholders as of the Record Date with this Proxy Statement. The Annual Report incorporates the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000, including financial statements (including the one schedule). A request for any exhibit to the Form 10-K may be made by written or oral request to Irene J. Marino, Vice President Finance and Chief Financial Officer of the Company, at the following address: 110 West Easy Street, Simi Valley, CA 93065, or telephone number: (805) 581-4000, extension
215. A reasonable fee for duplicating and mailing will be charged if a copy of any exhibit is requested.

                                       By Order of the Board of Directors




                                       /s/ Irene J. Marino
                                       -------------------
                                       Irene J. Marino
                                       Secretary
September 11, 2000

                                                                      APPENDIX A


                             PERFECTDATA CORPORATION

                             AUDIT COMMITTEE CHARTER

                                  ORGANIZATION

This Charter governs the operations of the Audit Committee (the "Committee") of PerfectData Corporation (the "Company"). The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors (the "Board"). The Committee shall be appointed by the Board and shall consist of at least three directors appointed annually and serving at the pleasure of the Board, each of whom is independent of management and the Company. For meetings of the Committee two members (a majority if there are more than three members of the Committee) of the Committee shall constitute a quorum. No action may be taken except by the affirmative vote of at least two members (a majority if there are more than three members of the Committee) of the Committee. In the absence or disqualification of a member of the Committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absence of disqualified member, provided that a majority of the persons acting at the meeting are independent of management and the Company. Members of the Committee shall be considered "independent" if they have no relationship that may interfere with the exercise of their independence from management and the Company. So long as the Company's Common Stock shall be traded on The Nasdaq Stock Market, Inc., or if in the future the Common Stock be listed on the American Stock Exchange LLC, the Board shall interpret "independence" as defined in the rules of the National Association of Securities Dealers, Inc. (the "NASD"). If the Common Stock should ever be listed on the New York Stock Exchange, Inc., the Board shall interpret "independence" as defined by such Exchange or, if appropriate, continue to use the definition in the NASD rules. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise.

                               STATEMENT OF POLICY

The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function (when established), the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors (when engaged) and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, including outside counsel to the Company, or other experts for this purpose.

                         RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

- The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, to replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

- The Committee shall approve the scope of the annual audit by the independent auditors and authorize any supplementary reviews, investigations or audits as it shall deem advisable. Also, the Committee shall discuss with management, the internal auditors (when engaged) and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors (when engaged) and the independent auditors, with and without management present, to discuss the results of their examinations.

- The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairperson of the Committee may represent the entire Committee for the purposes of this review.

- The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including its judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

- The Committee shall review the independent auditors' management letters with the auditors and with the corporate staff and engage in the appropriate follow-up of a recommendation in any such management letter.

- The Committee shall determine the appropriate actions that should be taken regarding all irregularities uncovered.

- The Committee shall report to the Board on the activities and findings of the Committee and, when appropriate, make recommendations to the Board based on these findings.

                                                                      APPENDIX B


                            STOCK OPTION PLAN OF 2000
                                       OF
                             PERFECTDATA CORPORATION


SECTION 1. PURPOSE OF THE PLAN. The purpose of this Stock Option Plan of 2000 (the "Plan") is to promote the growth and general prosperity of PerfectData Corporation, a California corporation (the "Company"), by permitting the Company to grant options to purchase shares of the Company's Common Stock, no par value (the "Common Stock"), to directors, officers, employees and consultants of the Company and, when and if incorporated, subsidiaries thereof. The Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and, if incorporated, its subsidiaries and to provide directors, officers, employees and consultants with an additional incentive to contribute to the success of the Company and, if incorporated, its subsidiaries.

SECTION 2. DEFINITIONS. In addition to the definitions used in Section 1 hereof, as used herein, the following definitions shall apply:

         (a) "Administrator" means the Board, its Compensation Committee or any other Committee appointed to act in lieu of the Compensation Committee pursuant to Section 4 of the Plan.

         (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable United States state corporate laws, United States federal and applicable state securities laws, the Code, any Stock Exchange or Nasdaq rules or regulations and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in effect from time to time.

         (c)      "Board" means the Board of Directors of the Company.

         (d)      "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the Compensation Committee appointed by the Board or any other Committee appointed by the Board to act in lieu of the Compensation Committee in accordance with Section 4(a) of the Plan.

         (f) "Consultant" means any person, including an advisor, who is engaged by the Company or any Subsidiary to render services in a capacity other than as an Employee and is compensated for such services and any director or officer of the Company, whether compensated for such services or not, who is not an Employee.

         (g) "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to any Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

         (h) "Employee" means any person, including officers and directors, employed by the Company or any Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a director shall not be sufficient to constitute "employment" of such director by the Company.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" means, as of any date, the fair market value of the Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established Stock Exchange or traded on the Nasdaq System (whether its National Market System or its SmallCap Market), its Fair Market Value shall be the closing sales price for the Common Stock (or the closing bid price, if no sales were reported) as quoted on such Exchange or the Nasdaq System, or, if traded on more than one Exchange, the Exchange with the greatest volume of trading in the Common Stock on the date of determination or, if such date is not a market trading day, on the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is quoted on the NASD's OTC Bulletin Board or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination or, if such date is not a market trading day, on the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (k) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, or any successor provision, as designated in the applicable written Option Agreement.

         (l)      "Nasdaq" means The Nasdaq Stock Market, Inc.

         (m)      "NASD" means the National Association of Securities Dealers,
Inc.

         (n) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option as designated in the applicable written Option Agreement.

         (o)      "Option" means a stock option granted pursuant to the Plan.

         (p) "Option Agreement" means a written agreement between an Optionee and the Company reflecting the terms of an Option granted under the Plan and includes any documents attached to such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

         (q)      "Optioned Stock" means the Common Stock subject to an Option.

         (r) "Optionee" means an Employee or Consultant who is granted an Option.

         (s) "Reporting Person" means an officer, director, or greater than 10% shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, or any successor provision, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

         (t) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

         (u)      "Securities Act" means the Securities Act of 1933, as amended.

         (v) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

         (w) "Stock Exchange" means any national securities exchange on which prices for the Common Stock are quoted at any given time.

         (x) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

SECTION 3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 2,000,000 shares of the Common Stock. The Shares may be authorized, but unissued, or reacquired shares of the Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares which are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available for future grant under the Plan.

SECTION 4   ADMINISTRATION OF THE PLAN.

         (a)      PLAN PROCEDURE

                  (i) MULTIPLE ADMINISTRATION BODIES. If permitted by Rule 16b-3, grants under the Plan may be made by different bodies with respect to directors, non-director officers and Employees or Consultants who are not Reporting Persons.

                  (ii) ADMINISTRATION WITH RESPECT TO REPORTING PERSONS. With respect to grants of Options to Employees or Consultants who are Reporting Persons, such grants shall be made by (A) the Board if the Board may make grants to Reporting Persons under the Plan in compliance with Rule 16b-3, or (B) the Compensation Committee designated by the Board unless the Board designates another Committee to make grants to Reporting Persons under the Plan, which Compensation Committee or other Committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3. Once appointed, either such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of either such Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of either such Committee and thereafter directly make grants to Reporting Persons under the Plan, all to the extent permitted by Rule 16b-3.

                  (iii) ADMINISTRATION WITH RESPECT TO OTHER CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options to Employees or Consultants who are not Reporting Persons, the Plan shall be administered by (A) the Board or (B) the Compensation Committee designated by the Board unless the Board designates another Committee, which Compensation Committee or other Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, either such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of either such Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of either such Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

         (b) POWER OF THE ADMINISTRATOR. Subject to the provisions of the Plan, Applicable Laws and in, the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange or Nasdaq, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock in accordance with Section 2(j) of the Plan;

                  (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

                  (iii) to determine whether and to what extent Options are granted hereunder;

                  (iv) to determine the number of shares of the Common Stock to be covered by each such Option granted hereunder;

                  (v)      to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

                  (vii) to determine the consideration to be paid upon exercise of an Option consistent with Section 8(b) hereof;

                  (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                  (ix) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan; and

                  (x) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

         (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Options.

SECTION 5.   ELIGIBILITY.

         (a) RECIPIENTS OF GRANTS. Nonqualified Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

         (b) TYPE OF OPTION. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options with respect to the excess Shares. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

         (c) NO EFFECT ON EMPLOYMENT OR CONSULTING RIGHTS. The Plan shall not confer upon the holder of any Option any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such holder's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         (d) CONSULTANT ELIGIBILITY. To be eligible to receive an Option under the Plan, a Consultant other than a director or officer must be a natural person and must provide BONA FIDE services to the Company or a Subsidiary which are not in connection with the offer or sale of securities of the Company in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

SECTION 6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under
Section 14 of the Plan.

SECTION 7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to an Optionee who, at the time the -Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

SECTION 8.   OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) PER SHARE EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the applicable Option Agreement, but shall be subject to the following:

                  (i)      In the case of an Incentive Stock Option that is:

                           (A)      granted to an Employee who, at the time of
the grant of such Incentive Stock Option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                           (B)      granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Nonqualified Stock Option, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

         (b) CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. The consideration may consist entirely of (i) cash, (ii) check, (iii) promissory note (subject to the provisions of Applicable Laws), (iv) other Shares that (A), in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (vi) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (vii) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the Optionee to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (viii) any combination of the foregoing methods of payment, or (ix) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

SECTION 9.   EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and reflected in the Option Agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) FRACTIONAL SHARES. An Option may not be exercised for a fraction of a Share. Any fraction of a Share shall be lowered to the nearest whole Share.

         (c) RIGHTS AS SHAREHOLDERS. Until the issuance (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) of the stock certificate evidencing the Shares issuable upon exercise of an Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall cause to be issued such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

         (d) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Subject to Section 9(e) below, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three months (or such other period of time not less than 30 days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 9(d) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

         (e)      DISABILITY OF OPTIONEE.

                  (i) Notwithstanding Section 9(d) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), such Optionee may, but only within 12 months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (ii) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), such Optionee may, but only within six months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option (within the meaning of Section 422 of the Code) within three months of the date of such termination, the Option will not qualify for Incentive Stock Option treatment under the Code. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within six months or three months, as the case may be, from the date of termination, the Option shall terminate.

         (f) DEATH OF OPTIONEE. In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within 30 days following termination of the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within 12 months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Status as an Employee or Consultant. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (g) Anything in subsections (d), (e) and (f) of this Section 9 notwithstanding and always subject to Applicable Laws, particularly the Code in the case of an Incentive Stock Option, the Administrator may provide in the Option Agreement for a different date of termination (but in no event later than the expiration date of the term of the Option) and may provide for termination in the event of certain events which the Administrator shall define as Cause or as shall be so defined in any employment or consulting agreement between the Company and the Optionee.

         (h) RULE 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

SECTION 10. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 10. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash or check payment, (b) out of the Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that
(i), in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and
(ii) have a Fair Market Value on the date of surrender equal to or more than the Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3.

         All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

         (a)      the election must be made on or prior to the applicable Tax
Date;

         (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

         (c) all elections shall be subject to the consent or disapproval of the Administrator.

SECTION 11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS.

         (a) CHANGE IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of the Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least 15 days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

         (c) MERGER OR SALE OF ASSETS. In the event of a proposed sale of all or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's shareholders, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case such Option shall terminate upon the consummation of the merger or sale of assets.

         (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

SECTION 12. NON-TRANSFERABILITY OF OPTIONS. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

SECTION 13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator; provided, however, that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

SECTION 14.   AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AUTHORITY TO AMEND OR TERMINATE. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange or Nasdaq), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

SECTION 15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated under the Securities Act or the Exchange Act, and the requirements of any Stock Exchange or Nasdaq.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

SECTION 16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION 17. OPTION AGREEMENTS. Options shall be evidenced by written Option Agreements in such form(s) as the Administrator shall approve from time to time.

SECTION 18. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed or Nasdaq if the Common Stock is traded therein. All Options issued under the Plan shall become void in the event such approval is not obtained.

                                                                      APPENDIX C

















                             PERFECTDATA CORPORATION
              FINANCIAL STATEMENTS (UNAUDITED) FOR THE THREE-MONTH
                           PERIOD ENDED JUNE 30, 2000
              (AS THEY APPEAR IN THE QUARTERLY REPORT ON FORM 10-Q)

                             PERFECTDATA CORPORATION
                                 Balance Sheets
                                   (Unaudited)
                             (Dollars in thousands)

                                                                   JUNE 30,                MARCH 31,
                                                                     2000                    2000
                                                              ------------------      ------------------
          ASSETS
Current assets
  Cash and cash equivalents, including
    short-term certificates of deposit of
    $213 at June 30, 2000 and
    $222 at March 31, 2000, respectively                      $            3,955      $            4,087
  Accounts receivable, less allowance
    for doubtful receivables                                                 257                     233
  Inventories                                                                392                     375
  Prepaid expenses and other current assets                                   67                      56
  Marketable securities, short-term                                          215                     250
                                                              ------------------      ------------------

          Total current assets                                             4,886                   5,001

Property, plant and equipment, at cost, net                                   56                      53
Other assets, net                                                             24                      24
                                                              ------------------      ------------------
                                                              $            4,966      $            5,078
                                                              ==================      ==================

            LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Accounts payable                                            $              293      $              222
  Accrued salaries, wages and vacation                                        40                      39
  Other accrued expenses                                                     105                      98
                                                              ------------------      ------------------

          Total current liabilities                                          438                     359
                                                              ------------------      ------------------


Shareholders' equity:
  Preferred Stock.  Authorized 2,000,000
    shares; none issued                                                        -                       -
  Common Stock, no par value.  Authorized
    10,000,000 shares; issued and
    outstanding 6,094,530 shares at
    June and at March                                                     11,088                  11,088
  Accumulated deficit                                                     (6,511)                 (6,345)
  Accumulated other comprehensive loss                                       (49)                    (24)
                                                              ------------------      ------------------

Net shareholders' equity                                                   4,528                   4,719
                                                              ------------------      ------------------
                                                              $            4,966      $            5,078
                                                              ==================      ==================

See accompanying notes to financial statements.

                             PERFECTDATA CORPORATION
            Statements of Operations and Comprehensive Income (Loss)
                                   (Unaudited)
                (Amounts in thousands, except per share amounts)



                                                                                              THREE MONTHS ENDED
                                                                                                   JUNE 30,
                                                                                                                1999
                                                                                             2000          (AS RESTATED)
----------------------------------------------------------------------------------------------------------------------------

Net sales                                                                              $             500   $            524

Cost of goods sold                                                                                   383                330
                                                                                       -------------------------------------

              Gross profit                                                                           117                194

Selling, general and administrative expenses                                                         340                288
                                                                                       -------------------------------------

             Loss from operations                                                                   (223)               (94)

Other income:
     Interest income, net                                                                              5                  5
     Other, net                                                                                       52                 39
                                                                                       -------------------------------------
                            Net loss                                                                (166)               (50)

Other Comprehensive Income:

Unrealized gain (loss) on marketable securities                                                      (25)               300
                                                                                       -------------------------------------

Comprehensive income (loss)                                                            $            (191)  $            250
                                                                                       =====================================

Net loss per common share - basic and diluted                                          $            (.03)  $           (.02)
                                                                                       =====================================

Weighted average shares outstanding - basic and diluted                                            6,094              3,175
                                                                                       =====================================


See accompanying notes to financial statements.

                             PERFECTDATA CORPORATION
                       Statements of Shareholders' Equity
                                   (Unaudited)
                                 (In thousands)


----------------------------------------------------------------------------------------------------------------------------------


Period from March 31, 2000 through June 30, 2000
----------------------------------------------------------------------------------------------------------------------------------



                                                                                           ACCUMULATED
                                            COMMON STOCK                                      OTHER                 NET
                                --------------------------------------      ACCUMULATED   COMPREHENSIVE        SHAREHOLDERS'
                                    SHARES                AMOUNT              DEFICIT     INCOME (LOSS)           EQUITY
-------------------------------------------------------------------------------------------------------------------------------


Balance at
  March 31, 2000                          6,094         $      11,088     $    (6,345)    $             (24)  $          4,719

Net unrealized loss on
  marketable securities                       -                     -               -                   (25)               (25)

Net loss                                      -                     -            (166)                    -               (166)
-------------------------------------------------------------------------------------------------------------------------------

Balance at
  June 30, 2000                           6,094              $ 11,088        $ (6,511)                $ (49)           $ 4,528

===============================================================================================================================


See accompanying notes to financial statements.

                             PERFECTDATA CORPORATION
                            Statements of Cash Flows
                                   (Unaudited)
                             (Dollars in thousands)


                                                                                        THREE MONTH PERIOD ENDED
                                                                                                JUNE 30,
                                                                                --------------------------------------------
                                                                                                                1999
                                                                                    2000                   (AS RESTATED)
                                                                                    ----                   -------------

Cash Flows from operating activities:
Net loss                                                                        $       (166)            $              (50)
Adjustments to reconcile net loss to
  net cash used in operating activities:
   Depreciation and amortization                                                           4                              7
   Stock Issued for services                                                               -                             26
  (Increase) in accounts receivable                                                      (24)                          (131)
  (Increase) decrease in inventories                                                     (17)                            16
  (Increase) decrease in prepaid
     expenses and other current assets                                                   (11)                            16
   Increase in accounts payable                                                           71                             97
   Increase in accrued expenses                                                            8                             19
                                                                                -------------            -------------------

              Net cash used in operating activities                                     (135)                             -
                                                                                -------------            -------------------

Cash flows from investing activities:
Purchases of property, plant, and equipment                                     $         (7)                             -
Decrease in investment securities, net                                                    10                             20
                                                                                -------------            -------------------

              Net cash provided by investing activities                                    3                             20
                                                                                -------------            -------------------

Increase (decrease) in cash and cash equivalents                                        (132)                            20
Cash and cash equivalents at beginning of period                                       4,087                          1,074
                                                                                -------------            -------------------

Cash and cash equivalents at end of period                                      $      3,955             $            1,094
                                                                                =============            ===================


See accompanying notes to financial statements.

                             PERFECTDATA CORPORATION
                          Notes to Financial Statements


1. In the opinion of the Company, the unaudited financial statements contained in this Report have been prepared on a basis consistent with the financial statements contained in the Company's Annual Report on Form 10-K for the year ended March 31, 2000 ("Annual Report 2000"). As reported in the Annual Report 2000, when the Company was informed it lost its major customer in June 1997, the Company failed to recognize the event in determining the recoverability of deferred tax assets and did not record an appropriate valuation allowance at March 31, 1997. Accordingly, certain accounts were restated to reflect the correction of this error. All adjustments included in the financial statements in this Report are of a normal recurring nature and are necessary to present fairly the Company's financial position as of June 30, 2000 and the results of its operations and cash flows for the three months ended June 30, 2000 and 1999. Results of operations for interim periods are not necessarily indicative of results of operations for a full year due to external factors that are beyond the control of the Company.

2.       MARKETABLE SECURITIES

         Marketable securities classified as current assets at June 30, 2000 and March 31, 2000, respectively, are summarized as follows (dollars in thousands):

                                  June 30, 2000                      March 31, 2000
                                  -------------------           -------------------

                                  Fair Value     Cost           Fair Value     Cost
                                  ----------     ----           ----------     ----
Other Government Obligations      $       24     $       27     $       25     $       27
Marketable equity securities             191            237            225            247
                                  ----------     ----------     ----------     ----------

                                  $      215      $     264     $      250     $      274
                                  ==========     ==========     ==========     ==========

3.       INVENTORIES

         Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method. Inventories are summarized as follows (dollars in thousands):

                                        June 30, 2000               March 31, 2000

Raw materials                            $       184                  $       176
Work in process                                   20                           20
Finished products                                188                          179
                                         -----------                  -----------

                                         $       392                  $       375
                                         ===========                  ===========

4.       PROPERTY AND EQUIPMENT

     Property and equipment consist of (dollars in thousands):

                                                              June 30, 2000              March 31, 2000
                                                              -------------              --------------
                  Machinery and equipment                     $        316               $       316
                  Furniture and fixtures                                81                        74
                  Tooling                                                3                         3
                  Leasehold improvements                               155                       155
                                                              ------------               -----------
                                                                       555                       548

                    Less accumulated
                     Depreciation and amortization                     499                       495
                                                              ------------               -----------

                                                              $         56               $        53
                                                              ============               ===========

5.       INCOME TAXES

         At June 30, 2000, the Company had net operating loss (NOL) carryforwards of approximately $3,857,000 for federal income tax purposes expiring in varying amounts through 2020. The NOL carryforwards, which are available to offset future profits of the Company and are subject to limitations should a "change in ownership" as defined in the Internal Revenue Code occur, will begin to expire in 2001 if not utilized. Additionally, the Company has general business tax credit carryforwards of $174,000 which will begin to expire in 2000.

         SFAS 109 requires that the tax benefit of such NOLs and other deferred tax assets be recorded using current tax rates as an asset to the extent management assesses the utilization of such NOLs and other assets to be more likely than not. Management has determined that future taxable income of the Company will likely not be sufficient to realize the recorded deferred tax asset of $1,718,000. As such, the Company has recorded a valuation allowance of $1,718,000.

6.       STOCK OPTION PLAN OF 2000

         On May 22, 2000, two new Advisory Board Members were each granted a stock option for 25,000 shares of Common Stock under the Stock Option Plan of 2000. The Plan, as well as the stock option grants, are subject to approval by the shareholders.

7.       LOSS PER COMMON SHARE

         Basic net loss per share is based on the weighted average number of shares outstanding during each of the respective periods. Diluted net loss per share includes the dilutive effect of all Common Stock equivalents, such as stock options. During the respective periods, the impact of the Common Stock equivalents was antidilutive, therefore they have been excluded from the calculation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

         Net sales for the first fiscal quarter ended June 30, 2000 ("current quarter") were $500,000 compared to $524,000 in the year-earlier period. The decrease in sales of $24,000, or 4.6%, was due, in part, to a decline in business with the Company's European distributor. The Company is seeking new channels of distribution for its products in Europe.

         Cost of goods sold as a percentage of net sales was 76% for the current quarter compared to 63% in the year-earlier period. The increase primarily related to an increase in the material cost of the gases used in the Company's principal selling product line of compressed gas dusters. The Company began incurring this cost increase during the quarter ended September 30, 1999.

         Selling, General and Administrative Expenses ("Expenses") for the current quarter were $340,000 compared to $288,000 in the year-earlier period. The increase in Expenses of $52,000, or 18.1%, directly related to costs associated with opening an acquisition and merger office, legal fees for the Company's new Corporate Counsel and an increase in accounting fees.

         The increased loss from operations in the current quarter was primarily due to the increase in cost of goods sold and Expenses as described above. As previously reported in the Annual Report 2000, the shareholders of the Company approved the Stock Purchase Agreement and related transactions on March 31, 2000, which resulted in a change in control of the Company. The new Board is currently reviewing what actions would be appropriate to effect a turn around in the Company's operations. There can be no assurance, however, as to when such actions will be implemented or as to the success thereof.

         Other income for the current quarter was primarily dividend income of $56,000 net of loss on securities of $2,000, as compared to Other Income in the year-earlier period of dividend income of $11,000, a gain on securities of $8,000 and miscellaneous income of $19,000. The increase in dividend income in the current quarter directly relates to the $3,000,000 which the Company received from the sale of its Common Stock pursuant to the Stock Purchase Agreement.

         The Company, with its new directors, is seeking acquisitions which may or may not be related to its current business. There can, of course, be no assurance that any such acquisitions will be effected.

         Joseph Mazin resigned as President and Chief Executive Officer of the Company effective July 27, 2000. However, Mr. Mazin will continue to serve as a Consultant to the Company until March 31, 2001. The Board is seeking a replacement for Mr. Mazin on an interim and ultimately permanent basis.

LIQUIDITY AND CAPITAL RESOURCES

         The Company's cash and cash equivalents decreased $132,000, from $4.087 million at March 31, 2000 to $3.955 million at June 30, 2000. The decrease in cash during the first quarter of fiscal 2001 resulted primarily from $135,000 used in operating activities. The cash used in operating activities was primarily the result of the net loss of $166,000, as well as increases in accounts receivables, inventories and prepaid expenses and other current assets, partially offset by the increase in accounts payable

         The Company believes that it has sufficient working capital ($4.448 million at June 30, 2000) to finance the Company's operational requirements for at least the next twelve months.

         At June 30, 2000, the Company had net operating loss and general business tax credit carry forwards for income tax purposes of approximately $3,857,000 and $174,000, respectively, available to reduce future potential Federal income taxes. See note 5 to the financial statements.

YEAR 2000 UPDATE

         The Company has completed its Year 2000 ("Y2K") Project ("Project") as scheduled, including addressing leap year calendar date calculation concerns. The possibility of significant interruptions of normal operations has been reduced. As of August 10, 2000, the Company's products, computing, and communications infrastructure systems have operated without Y2K related problems and appear to be Y2K ready. The Company is not aware that any of its major customers or third-party suppliers have experienced significant Y2K related problems.

         Contingency plans are complete and will be implemented if required. Should a significant problem occur, the Company would revert to standard manual contingency procedures to continue operation until the problem is corrected.

         Readers are cautioned that forward-looking statements contained in the Year 2000 Update should be read in conjunction with the Company's disclosures under the caption "Forward-Looking and Cautionary Statements" in this item.

RECENT ACCOUNTING PRONOUNCEMENTS

         In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") 101, Revenue Recognition in Financial Statements. SAB 101 provides guidance on the recognition, presentation, and disclosure of revenue in financial statements of all public registrants. Any change in the Company's revenue recognition policy resulting from the implementation of SAB 101 would be reported as a change in accounting principle. In June 2000, the SEC issued SAB 101B which delays the implementation date of SAB 101 until the fourth fiscal quarter of fiscal years beginning after December 15, 1999.

         In March 2000, the FASB issued FASB Interpretation No. 44 ("Interpretation No. 44"), and interpretation of APB Opinion No. 25, Accounting for Certain Transactions involving Stock Compensation. Interpretation No. 44 is effective after July 1, 2000, but certain conclusions in Interpretation No. 44 cover specific events that occur after either December 15, 1998, or January 12, 2000. To the extent that Interpretation No. 44 covers events occurring during the period after December 15, 1998, or January 12, 2000, but before the effective date of July 1, 2000, the effects of applying Interpretation No. 44 are recognized on a prospective basis from July 1, 2000.

         While the Company has not fully assessed the impact of the adoption of these recently issued accounting pronouncements, the Company believes that adoption of these accounting pronouncements will not have a significant impact on the Company.

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

         With the exception of historical information, the matters discussed in this Management's Discussion and Analysis of Financial Condition and Results of Operations include certain forward-looking statements that involve risks and uncertainties. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby identifying information that is forward-looking and, accordingly, involves risks and uncertainties, including, without limitation, statements regarding the Company's future financial performance, and the results or success of discussions with other entities on mergers, acquisitions, or alliance possibilities and expansion of the Company's current product offerings. Other risks are discussed in the Annual Report 2000. As a result, actual results may differ materially from those described in the forward-looking statement. The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement in this Report.

================================================================================

TABLE OF CONTENTS

                                               PAGE
                                               ----
 Notice of Annual Meeting of Shareholders ....N/A
 Proxy Statement:
 Voting Securities..............................1
 Proposal One: Election of Directors............2      PERFECTDATA CORPORATION
 Management.....................................8
 Executive Compensation.........................9
 Security Ownership of Certain Beneficial
    Holders and Management.....................13
 Proposal Two: Appointment of Independent
    Auditors...................................16
 Proposal Three: Adopt and Approve 2000                 NOTICE OF ANNUAL MEETING
    Option Plan and Ratify Options Heretofore           OF SHAREHOLDERS AND
    Granted Thereunder.........................18       PROXY STATEMENT
 Financial Statements..........................24
 Other Matters Coming Before Meeting...........25
 Miscellaneous.................................25
 Appendix A - Audit Committee Charter.........A-1
 Appendix B - 2000 Stock Option Plan .........B-1
 Appendix C - Financial Statements
   (Unaudited) for Three-Month
   Period Ended June 30, 2000.................C-1




                                                              SEPTEMBER 11, 2000

================================================================================

                             PERFECTDATA CORPORATION
                              110 WEST EASY STREET
                              SIMI VALLEY, CA 93065
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Harris A. Shapiro and Corey P. Schlossmann as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of the Common Stock of PerfectData Corporation (the "Company") held of record by the undersigned on August 21, 2000 at the Annual Meeting of Shareholders to be held on October 19, 2000 or at any adjournment thereof.

1. Election of Harris A. Shapiro, Bryan Maizlish, Timothy D. Morgan, Tracie Savage and Corey P. Schlossmann as Directors of the Company.

/ / FOR all nominees listed above.

FOR all nominees listed above EXCEPT: ______________________________

(INSTRUCTION: To withhold authority to vote on any individual nominee(s), write his/her name(s) in the space above.)

/ / WITHHOLD AUTHORITY to vote for all the nominees listed above.

2. Proposal to Ratify the Appointment of KPMG LLP as Independent Auditors of the Company.
                    / / FOR    / / AGAINST    / / ABSTAIN

3. Proposal to Adopt and Approve 2000 Option Plan and Ratify Options Heretofore Granted Thereunder.

                    / / FOR    / / AGAINST    / / ABSTAIN

4. To transact such other business as may come before the Annual Meeting or any adjournment thereof.

This proxy, when executed, will be voted in the manner directed by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3

PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED
ENVELOPE

I (we) shall attend the Annual Meeting in person     Yes / /           No / /

                                                     Please sign exactly as your
                                                     name appears to the left.
                                                     When shares are held by
                                                     joint tenants, please both
                                                     sign. When signing as
                                                     attorney, executor,
                                                     administrator, trustee or
                                                     guardian, please give full
                                                     title as such. If a
                                                     corporation, please sign in
                                                     full corporate name by the
                                                     President or other
                                                     authorized officer. If a
                                                     partnership, please sign in
                                                     full partnership name by a
                                                     duly authorized person.

                                                     ---------------------------
                                                              Signature

                                                     ---------------------------
                                                      Signature, if held jointly

                                                     Date: _______________, 2000